UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2025

Leapfrog Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42993	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Springfield Avenue, Suite 200 Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

(201) 379-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. l 4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.I 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LFACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 4, 2025, the registration statement on Form S-1 (File No. 333-290036) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of Leapfrog Acquisition Corporation, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On December 8, 2025, the Company consummated the Offering of 14,375,000 units (the “Units”), including 1,875,000 Units issued pursuant to the underwriters’ exercise of over-allotment in full. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 4, 2025, between the Company and BTIG, LLC, as representative of the underwriters named therein (the “Representative”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

●	A Warrant Agreement, dated December 4, 2025, between the Company and Odyssey Transfer & Trust Company (“Odyssey”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

●	A Letter Agreement, dated December 4, 2025, among the Company, its directors and officers and LeapFrog Partners, LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated December 4, 2025, between the Company and Odyssey, as trustee, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

●	A Registration Rights Agreement, dated December 4, 2025, among the Company, the Sponsor and the holders signatory thereto, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated December 4, 2025, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated December 4, 2025, between the Company and the Representative, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

●	An Administrative Services Agreement, dated December 4, 2025, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference; and

●	Indemnity Agreements, each dated December 4, 2025, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference.

ltem3.02. Unregistered Sales of Equity Securities.

On December 8, 2025, simultaneously with the consummation of the Offering, the Company consummated the private placement of 328,750 units to the Sponsor and an aggregate of 143,750 units to the Representative (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $4,725,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that so long as they are held by the Sponsor or its permitted transferees, the Private Placement Units (including the securities comprising such units and the Class A ordinary shares issuable upon exercise of the private placement warrants) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (ii) will be entitled to registration rights and (iii) with respect to private placement warrants included in the Private Placement Units held by the Representative and/or its designees, will not be exercisable more than five years from the commencement of sales in the Company’s initial public offering in accordance with FINRA Rule 5110(g)(8).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2025, in connection with the Offering, R. Ian Angell, Kenneth Hyatt and Ved Narayan (together with existing directors Matthew Pollard and Abhay Pande, the “Board”) were appointed to the board of directors of the Company (the “Appointment”).

Messrs. Angell, Hyatt, and Narayan are independent directors. Effective December 4, 2025, Messrs. Angell, Hyatt and Narayan were appointed to the Board’s Audit Committee with Mr. Angell serving as chair of the Audit Committee. Effective December 4, 2025, Messrs. Narayan and Hyatt were appointed to the Board’s Compensation Committee with Mr. Narayan serving as chair of the Audit Committee.

Following the Appointment, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Messrs. Pande and Angell, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of Mr. Narayan, will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Messrs. Pollard and Hyatt, will expire at the Company’s third annual meeting of shareholders.

On December 4, 2025, in connection with the Appointment, the directors entered into the Letter Agreement, as well as an Indemnity Agreement with the Company. The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity Agreement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2025, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 200,000,000 Class A Ordinary Shares, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

A total of $143,750,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Odyssey acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (excluding any 1% U.S. federal excise tax on stock repurchases under the Inflation Reduction Act of 2022, or similar tax, that is imposed on us, if any), if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination within the completion window, subject to applicable law, or (iii) the redemption of our public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to (A) modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem l 00% of our public shares if we have not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On December 5, 2025, the Company issued a press release announcing the pricing of the Offering, and on December 9, 2025, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 4, 2025, between the Company and BTIG, LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated December 4, 2025, between the Company and Odyssey Transfer & Trust Company.
10.1	Letter Agreement, dated December 4, 2025, among the Company , its directors and officers and LeapFrog Partners, LLC.
10.2	Investment Management Trust Agreement, dated December 4, 2025, between the Company and Odyssey Transfer & Trust Company.
10.3	Registration Rights Agreement, dated December 4, 2025, among the Company, LeapFrog Partners, LLC and the holders signatory thereto.
10.4	Private Placement Units Purchase Agreement, dated December 4, 2025, between the Company and LeapFrog Partners, LLC.
10.5	Private Placement Units Purchase Agreement, dated December 4, 2025, between the Company and BTIG, LLC.
10.6	Administrative Services Agreement, dated December 4, 2025, between the Company and LeapFrog Partners, LLC.
10.7	Form of Indemnity Agreement (incorporated by reference to an exhibit to the Registrant’s Form S-1/A (File No. 333-290036), filed with the SEC on October 24, 2025).
99.1	Press Release, dated December 5, 2025.
99.2	Press Release, dated December 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAPFROG ACQUISITION CORPORATION

By:	/s/ Abhay Pande
Name:	Abhay Pande
Title:	President and Chief Investment Officer

Date: December 10, 2025

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